UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 1, 2021, the Registration Statement on Form S-1 (File No. 333-252861) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Anzu Special Acquisition Corp I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed on March 1, 2021, a registration statement on Form S-1 (File No. 333-253755) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On March 4, 2021, the Company consummated the IPO of 42,000,000 units (the “Units”). The Company also granted the underwriters a 45-day over-allotment option to purchase 6,300,000 additional Units at the initial public offering price. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company, with each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the prospectus included in the Registration Statement. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $420,000,000.

On March 1, 2021, the Company effected a stock dividend with respect to the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), of 2,012,500 shares thereof, resulting in the Company’s initial stockholders holding an aggregate of 12,075,000 shares of Class B Common Stock, of which up to 1,575,000 may be forfeited to the extent the underwriters’ over-allotment option is not exercised.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 12,400,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Anzu SPAC GP I LLC (the “Sponsor”), generating gross proceeds to the Company of $12,400,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted)); (2) they (including the shares of Class A Common Stock issuable upon exercise of Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) are entitled to registration rights. The Sponsor will purchase up to an additional 1,260,000 Private Placement Warrants if the underwriters’ over-allotment option is exercised.

A total of $420,000,000, comprised of the net proceeds of the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at Bank of America, N.A., maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company's initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company's public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 3, 2021, in connection with the IPO, the Company filed its previously approved amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated March 1, 2021, between the Company, BofA Securities, Inc. and Barclays Capital Inc. as representatives of the several underwriters.

•	A Warrant Agreement, dated March 1, 2021, between the Company and American Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 1, 2021, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated March 1, 2021, between the Company and American Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 1, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated March 1, 2021, between the Company and Anzu Partners, LLC.

•	A Sponsor Warrant Purchase Agreement, dated March 1, 2021, between the Company and the Sponsor.

•	Indemnity Agreements between the Company and each of its officers and directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 1, 2021, between the Company, BofA Securities, Inc. and Barclays Capital Inc. as representatives of the several underwriters
3.1	Amended and Restated Certificate of Incorporation
10.1	Warrant Agreement, dated March 1, 2021, between the Company and American Stock Transfer & Trust Company, as warrant agent
10.2	Letter Agreement, dated March 1, 2021, among the Company, the Sponsor and the Company’s officers and directors
10.3	Investment Management Trust Agreement, dated March 1, 2021, between the Company and American Stock Transfer & Trust Company, as trustee
10.4	Registration Rights Agreement, dated March 1, 2021, among the Company, the Sponsor and certain other security holders named therein
10.5	Administrative Services Agreement, dated March 1, 2021, between the Company and Anzu Partners, LLC
10.6	Sponsor Warrant Purchase Agreement, dated March 1, 2021, between the Company and the Sponsor
10.7	Form of Indemnity Agreement between the Company and each of its officers and directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anzu Special Acquisition Corp I

Dated: March 4, 2021	By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith
Chief Executive Officer